SHAREHOLDERS’ EQUITY	6 Months Ended
Jun. 30, 2026
Disclosure of classes of share capital [abstract]
SHAREHOLDERS’ EQUITY	SHAREHOLDERS’ EQUITY
On March 4, 2026, the Company completed a public offering (the “Offering”), raising $862.5 million in gross proceeds, which included the underwriter’s overallotment option of $112.5 million. Transaction costs accounted for as a deduction from share premium associated with the Offering were $27.1 million. As a result of the Offering, 23,695,055 ordinary shares of the Company were issued. The Company used the net proceeds from the Offering to redeem the 6.75% Senior Secured Notes (the “Notes”) due February 16, 2031. Refer to Note 12. Borrowings for additional information.